Exhibit 10.1

Restructuring, Settlement and Mutual General Release Agreement

By and Among

Ngen Technologies Holdings Corp.,

Ngen Technologies USA Corp.,

And

Certain Shareholders and Other Parties Related to Ngen Technologies Holdings Corp.

Dated as of March 31, 2020

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Restructuring, Settlement and Mutual General Release Agreement

This Restructuring, Settlement and Mutual General Release Agreement (together with all exhibits and schedules hereto, this “Agreement”) is entered into effective as of March 31, 2020 (the “Effective Date”), by and between (i) Ngen Technologies Holdings Corp., a Nevada corporation (the “Company”); (ii) Ngen Technologies USA Corp., a Texas corporation and a wholly owned subsidiary of the Company (“Ngen Texas”), (iii) Broken Circuit Technologies, Inc., a Texas corporation, (“Broken Circuit”); (iv) Carebourn Capital, LP, a Delaware Limited Partnership (“CareBourn LP”); (iv) CareBourn, LLC, a Nevada limited liability company (“CareBourn LLC”); (v) More Capital LLC, a Minnesota limited liability company (“More Capital”); (vi) Auctus Fund, LLC, a Delaware limited liability company (“Auctus”); and (vii) Santa Monica Venture Finance, Inc., a California corporation (“Santa Monica”). The Company, Ngen Texas, Broken Circuit, CareBourn LP, CareBourn LLC, More Capital, Auctus and Santa Monica may be collectively referred to herein as the “Parties” and each individually as a “Party.”

Recitals

WHEREAS, Santa Monica (which shall include Yaakov G. Vanek and Eric J. Weissman (collectively, the “Santa Monica Parties”)) are the holders of: (i) certain promissory notes of Ngen Texas (the “Old Notes”) and (ii) certain warrants of Ngen Texas (the “Old Warrants”);

WHEREAS, the Old Notes, the Old Warrants and any and all other notes, debentures, securities and similar instruments between any of the Santa Monica Parties and Ngen or any of its Affiliates pursuant to which Ngen or any of its Affiliates owed any amounts to any of the Santa Monica Parties, or pursuant to which any of the Santa Monica Parties have a right to acquire any debt or equity securities of Ngen Texas or any of its Affiliates, are collectively referred to herein as the “Ngen Texas Agreements”);

WHEREAS, various disputes have arisen among the Parties including, but not limited to, whether the Santa Monica Parties own all of the assets, including the intellectual property (the “Assets”), of Ngen Texas or its Affiliates which the Santa Monica Parties claimed to have acquired through a UCC non-judicial foreclosure (the “Foreclosure”) previously undertaken in response to, and as a result of, defaults on certain obligations due to the Santa Monica Parties under the Ngen Texas Agreements, all of which has been disputed by the Company and its Affiliates;

WHEREAS, pursuant to the terms and conditions herein, the Parties desire to settle and resolve all disputes in full and with finality, provide for the mutual general release of all claims and undertake certain transactions as set forth herein, including, but not limited to: (i) the issuance to Santa Monica of certain securities of the Company in exchange for the relinquishment by the Santa Monica Parties of any interest in the Assets and (ii) the termination and cancelation of the Ngen Texas Agreements.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

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Article I. Definitions

Section 1.01 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms, as used herein, have the following meanings:

(a)	“Action” means any action, complaint, petition, suit, arbitration or other proceeding, whether civil or criminal, at law or in equity, before any Governmental Authority.

(b)	“Affiliate” means, with respect to a specified Person, any other Person that directly or indirectly Controls, is Controlled by or is under common Control with, the specified Person.

(c)	“Business Day” means any day except Saturday, Sunday and any legal holiday or a day on which banking institutions in Nevada generally are authorized or required by Law or other governmental actions to close.

(d)	“Common Stock” means the common stock, par value $0.001 per share, of the Company.

(e)	“Control” means (a) the possession, directly or indirectly, of the power to vote 10% or more of the securities or other equity interests of a Person having ordinary voting power, (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, by contractor otherwise, or (c) being a director, officer, executor, trustee or fiduciary (or their equivalents) of a Person or a Person that controls such Person.

(f)	“Encumbrance” means any security interest, pledge, mortgage, lien, charge, limitation, condition, equitable interest, option, easement, encroachment, right of first refusal, or similar adverse claim or restriction, including any restriction on transfer or other assignment, as security or otherwise, of or relating to use, quiet enjoyment, voting, receipt of income or exercise of any other attribute of ownership.

(g)	“Governmental Authority” means any federal, state, municipal, local or foreign government and any court, tribunal, arbitral body, administrative agency, department, subdivision, entity, commission or other governmental, government appointed, quasi-governmental or regulatory authority, reporting entity or agency, domestic, foreign or supranational.

(h)	“Law” means any applicable foreign, federal, state or local law (including common law), statute, treaty, rule, directive, regulation, ordinances and similar provisions having the force or effect of law or an Order of any Governmental Authority.

(i)	“Liabilities” means liabilities, obligations or responsibilities of any nature whatsoever, whether direct or indirect, matured or un-matured, fixed or unfixed, known or unknown, asserted or unasserted, choate or inchoate, liquidated or unliquidated, secured or unsecured, absolute, contingent or otherwise, including any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost or expense.

(j)	“Lien” means, with respect to any property or asset, any lien, security interest, mortgage, pledge, charge, claim, lease, agreement, right of first refusal, option, limitation on transfer or use or assignment or licensing, restrictive easement, charge or any other restriction of any kind, and any conditional sale or voting agreement or proxy, and including any restriction on the ownership, use, voting, transfer, possession, receipt of income or other exercise of any attributes of ownership, in respect of such property or asset, and any agreement to give any of the foregoing.

(k)	“Losses” means any losses, damages, deficiencies, Liabilities, assessments, fines, penalties, judgments, actions, claims, costs, disbursements, fees, expenses or settlements of any kind or nature, including legal, accounting and other professional fees and expenses.

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(l)	“Order” means any judgment, writ, decree, determination, award, compliance agreement, settlement agreement, injunction, ruling, charge, judicial or administrative order, determination or other restriction of any Governmental Authority or arbitrator.

(m)	“Person” means a natural person, a corporation, a limited liability company, a partnership, an association, trust or any other entity or organization, including any Governmental Authority or political subdivision or any agency or instrumentality thereof.

(n)	“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulation promulgated thereunder.

(o)	“Transaction Documents” means this Agreement, the New Note, the New Warrant, the Redemption Agreement and any other agreement, document, certificate or writing delivered or to be delivered in connection with this Agreement and any other document related to the Transactions related to the forgoing.

(p)	“Transactions” means the Exchange and the other transactions contemplated under the Transaction Documents.

Section 1.02 Interpretive Provisions. The table of contents and headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa; the terms “Dollars” and “$” mean United States Dollars. Reference in this Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Agreement as a whole and not to any particular Article, Section or clause of or Exhibit, Annex or Schedule to this Agreement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. With respect to the determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.” Reference to any Person includes such Person’s predecessors, successors and assigns to the extent, in the case of successors and assigns, such successors and assigns are permitted by the terms of any applicable agreement however, that nothing contained in this Section 1.02 is intended to authorize any assignment or transfer not otherwise permitted by this Agreement. Reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Reference to any Law means such Law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Articles, Sections, Exhibits or Schedules shall refer to those portions of this Agreement. In the event of a conflict between language or amounts contained in the body of this Agreement and language or amounts contained in the Exhibits attached hereto, the language or amounts in the body of the Agreement shall control.

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Article II. Exchange

Section 2.01 Recitals. All terms, provisions and agreements set forth in the Recitals (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein.

Section 2.02 Exchange and New Issuance.

(a)	The Parties acknowledge and agree that Santa Monica, Ngen Texas and Greenfield Farms Food, Inc. (“Greenfield”), the prior parent company of Ngen Texas, are parties to that certain Security Agreement dated as of March 22, 2018 (the “Security Agreement”). Pursuant to the Security Agreement and a Foreclosure undertaken by the Santa Monica Parties, the Santa Monica Parties have claimed an ownership interest in the Assets, which the Company and its Affiliates have disputed. Effective as of the Closing (as defined below) and in connection with the Exchange, Santa Monica, on its own behalf and on behalf of the Santa Monica Parties, hereby relinquishes, releases and waives any and all rights relating to, and interests in, and to the Assets, whether claimed or actual, other than the rights granted herein (the “Relinquishment”).

(b)	In exchange for the Relinquishment and as consideration therefore, at the Closing the Company shall issue to Santa Monica (i) a promissory note of the Company in the form as attached hereto as Exhibit A (the “New Note”) and (ii) a warrant of the Company, pursuant to which Santa Monica shall have the right to acquire certain shares of Common Stock, in the form as attached hereto as Exhibit B (the “New Warrant”).

(c)	The exchange as set forth in this Section 2.02, subject to the other terms and conditions herein, is referred to herein as the “Exchange.”

Section 2.03 Termination; Acknowledgements.

(a)	Effective as of the Closing and in connection with, and subject to the completion of the Exchange, the Security Agreement and any and all Ngen Texas Agreements shall be deemed automatically terminated with no further action of any Person, and each of the foregoing shall be of no further force and effect, and the security interest granted in the Security Agreement therein shall be deemed released and of no further force or effect. To the extent that the Security Agreement may not be terminated without the approval of Greenfield, as between Santa Monica, Ngen Texas and the Company, Santa Monica acknowledges and agrees that it shall no longer have any interest in, rights to, or claims to, the Collateral (as defined in the Security Agreement). To the extent that any Ngen Texas Agreement may not be terminated without the approval of any other Person, as between Santa Monica, Ngen Texas and the Company, Santa Monica acknowledges and agrees that it shall no longer have any interest in, rights to, or claims to, any such Ngen Texas Agreement.

(b)	As of the Closing, Santa Monica represents, acknowledges and agrees that, other than the New Note and the New Warrant, none of Santa Monica nor any of the Santa Monica Parties (i) holds any debt or equity securities of the Company, Ngen Texas or any of their respective Affiliates, or (ii) has any security interest or pledge mortgage on any of the assets, including any intellectual property, of the Company, Ngen Texas or any of their respective Affiliates.

(c)	The Parties acknowledge and agree that Santa Monica previously instituted a UCC non-judicial foreclosure action pursuant to the Security Agreement and certain of the Ngen Texas Agreements. As of the Closing, Santa Monica shall take no further action related thereto.

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Section 2.04 Redemption Agreement. On the Closing Date, the Company shall redeem from Broken Circuit all of the shares of Common Stock held by Broken Circuit, pursuant to the Redemption Agreement as attached hereto as Exhibit D (the “Redemption Agreement”).

Section 2.05 Closing. Subject to the terms and conditions herein, the closing of the Transactions (the “Closing”) shall be held on the Effective Date or such other date as agreed to by the Parties in writing, each in their sole discretion (the “Closing Date”) via the exchange of documents electronically, as agreed to by the Parties, as set forth below.

Section 2.06 Actions at the Closing. At the Closing (i) the Company shall deliver to Santa Monica the New Note and the New Warrant, each duly executed by an authorized officer of Santa Monica; and the Company shall redeem the Broken Circuit Shares (as defined in the Redemption Agreement) from Broken Circuit pursuant to the Redemption Agreement.

Section 2.07 Additional Actions and Deliverables. At and following the Closing, each Party shall execute and deliver such other documents as any other Party may reasonably request for the purpose of evidencing the accuracy of any Party’s representations and warranties; evidencing the performance by a Party, or the compliance by a Party, in each case as applicable, with any covenant or obligation required to be performed or complied with by such Party; or otherwise facilitating the consummation or performance of any of the Transactions.

Article III. Representations and Warranties

Each Party represents and warrant to each other Party as follows:

Section 3.01 Authorization of Transactions. Such Party is an entity duly formed and in good standing in its jurisdiction of formation or incorporation, and has the requisite power and capacity to execute and deliver the Transaction Documents to which such Party is a party and to perform its obligations hereunder and thereunder. The execution, delivery and performance by such Party of the applicable Transaction Documents and the consummation of the Transactions have been duly and validly authorized by all requisite action on the part of such Party. The Transaction Documents to which such Party is a party have been duly and validly executed and delivered by such Party. Each Transaction Document to which such Party is a party constitutes the valid and legally binding obligation of such Party, enforceable against such Party in accordance with its terms and conditions, except to the extent enforcement thereof may be limited by applicable bankruptcy, insolvency or other Laws affecting the enforcement of creditors’ rights or by the principles governing the availability of equitable remedies.

Section 3.02 Governmental Approvals; Non-contravention.

(a)	No consent, Order, action or non-action of, or filing, notification, declaration or registration with, any Governmental Authority or Person is necessary for the execution, delivery or performance by such Party of this Agreement or any other Transaction Document to which such Party is a party.

(b)	The execution, delivery and performance by such Party of the Transaction Documents to which such Party is a party, and the consummation by such Party of the Transactions, do not (i) violate or conflict with any Law or Order to which such Party may be subject, (ii) constitute a violation or breach of, be in conflict with, constitute or create (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, modification, cancellation or acceleration) of any obligation under any contract, commitment, understanding or agreement (whether oral or written) to which such Party is a party or to which such Party are subject or by which such Party’s properties, assets or rights are bound; (iii) result in the creation or imposition of any Lien upon any of the rights, properties or assets of such Party; or (iv) violate or conflict with such Party’s organizational documents.

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Section 3.03 Brokers. Such Party has not engaged, or caused to be incurred any Liability or obligation to, any investment banker, finder, broker or sales agent or any other Person in connection with the origin, negotiation, execution, delivery or performance of the Transaction Documents to which it is a party, or the Transactions.

Section 3.04 Exclusivity of Representations. Other than as specifically set forth herein, the representations and warranties made by such Party herein are the exclusive representations and warranties made by such Party and such Party hereby disclaims any other express or implied representations or warranties with respect to itself, its Affiliates or any of its subsidiaries. Each other Party acknowledges and agrees that it is not entitled to rely upon any representations or warranties of any other Party or other statements of fact or opinion, other than the representations and warranties expressly set forth in this Agreement.

Article IV. Additional Representations and Warranties of Santa Monica

Santa Monica represents and warrants to the Company as follows:

Section 4.01 Ownership. As of the Effective Date and as of the Closing Date, the Santa Monica Parties are the sole beneficial owners of, and parties to, the Old Notes and the Old Warrants and any other Ngen Texas Agreement, and no other Person has any rights therein or thereto, and there are no Liens or other Encumbrances of any kind thereon.

Section 4.02 Investment Representations.

(a)	Santa Monica understands and agrees that the consummation of this Agreement including the delivery of the New Note and the New Warrant to Santa Monica, and shares of Common Stock that may be issued to Santa Monica pursuant to the New Warrant (collectively with the New Note and the New Warrant, the “Securities”) as contemplated hereby constitutes the offer and sale of securities under the Securities Act and applicable state statutes and that the Securities are being acquired for Santa Monica’s own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

(b)	Santa Monica is an “accredited investor” as defined in Rule 501 under Regulation D promulgated pursuant to the Securities Act.

(c)	Santa Monica will not resell the Securities except in pursuant to a registration under the Securities Act, or pursuant to an available exemption from registration; and will not engage in hedging transactions with regard to the Securities unless in compliance with the Securities Act.

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(d)	Santa Monica understands that the Securities are being offered and sold to Santa Monica in reliance upon specific exemptions from the registration requirements of United States federal and state securities Laws and that the Company is relying upon the truth and accuracy of, and Santa Monica’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Santa Monica set forth herein in order to determine the availability of such exemptions and the eligibility of Santa Monica to acquire the Securities.

(e)	Santa Monica and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by Santa Monica or its advisors. Santa Monica and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Santa Monica understands that its investment in the Securities involves a significant degree of risk.

(f)	At no time was Santa Monica presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer. Santa Monica is not purchasing the Securities acquired by Santa Monica hereunder as a result of any “general solicitation” or “general advertising,” as such terms are defined in Regulation D under the Securities Act, which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Securities acquired by Santa Monica hereunder published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.

(g)	Santa Monica is acquiring the Securities for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in the Securities. Further, Santa Monica does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities.

(h)	Santa Monica understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities may not be transferred unless (1) the Securities are sold pursuant to an effective registration statement under the Securities Act; (2) Santa Monica shall have delivered to the Company, at the cost of the Company, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company; (3) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”) of Santa Monica who agrees to sell or otherwise transfer the Securities only in accordance with this Section 4.02 to a Person who is an accredited investor (as defined in Rule 501 under Regulation D of the Securities Act); (4) the Securities are sold pursuant to Rule 144; (5) the Securities are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”); or (6) the Securities are sold pursuant to the exemption from registration afforded under Section 4(a)(1) or Section 4(a)(7) of the Securities Act, and Santa Monica shall have delivered to the Company, at the cost of the Company, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case).

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(i)	Santa Monica, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Santa Monica is able to bear the economic risk of its investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(j)	Santa Monica understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the Transactions set forth herein.

(k)	Any legend required by the securities laws of any state to the extent such laws are applicable to the Securities represented by the certificate so legended shall be included on any certificates representing the Securities. Santa Monica also understands that the Securities may bear the following or a substantially similar legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION ARE NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE NOT SET FORTH HEREIN.

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Article V. Transfer of Shares

Section 5.01 Applicability and Definitions.

(a)	The Parties acknowledge and agree that this Article V shall apply solely to CareBourn LP, CareBourn LLC, More Capital, Auctus and Santa Monica (and any of Santa Monica’s assignees who are Affiliates of Santa Monica as of the Effective Date, which shall include Yaakov G. Vanek and Eric J. Weissman (each, a “Santa Monica Assignee”), each of whom (including any Santa Monica Assignee, may be referred to as a “Shareholder.”

(b)	For purposes of this Article V:

(i)	“Shares” shall mean any shares of Common Stock held by a Stockholder. In the case of the New Warrant, the term “Shares” shall mean the that shares underlying the New Warrant assuming the New Warrant had been fully exercised.

(ii)	“Transfer” means, with respect to any Share(s), a transaction by which the Stockholder assigns or sells such Share(s), or any right, title or interest therein, to another Person who is or becomes a stockholder of the Company or otherwise obtains any right, title or interest in any Share(s), and includes a sale, assignment, gift, exchange or any other disposition by law or otherwise, including any transfer upon foreclosure of any pledge, encumbrance, hypothecation or mortgage, but excluding, any permitted transfers of all, or any portion, of the New Warrant pursuant to the terms and conditions of the New Warrant agreement.

(iii)	“Independent Third Party” means, with respect to any Transfer or proposed Transfer of any Shares with respect to any Stockholder, any Person who or which is not an Affiliate of such Stockholder.

Section 5.02 Transfer of Shares. Any Transfer of any Shares shall only be completed subject to the compliance by the Shareholder and the proposed transferee with this Article V, including, without limitation, and all applicable laws.

Section 5.03 Tag-Along Rights.

(a)	If a Shareholder (the “Selling Shareholder”) proposes to Transfer any Shares then held by such Shareholder to any Independent Third Party (the “Proposed Transferee”) each Shareholder (each, a “Tag-Along Shareholder”) shall be permitted to participate in such sale (a “Tag-Along Sale”) on the terms and conditions set forth in this Article V with respect to any such Shares held by the Selling Shareholder.

(b)	Prior to the consummation of the sale described in Section 5.03(a), the Selling Shareholder shall deliver to each Shareholder at the addresses listed herein, a written notice (a “Sale Notice”) of the proposed sale subject to this Section 5.03 no more than ten (10) days after the execution and delivery by all the parties thereto of the definitive agreement entered into with respect to the Tag-Along Sale and, in any event, no later than twenty (20) days prior to the closing date of the Tag-Along Sale, provided, however, that in the event that Santa Monica or any Santa Monica Assignee is prohibited from exercising the New Warrant to a sufficient extent to participate in the Tag-Along Sale to the desired extent, by reason of the beneficial ownership limitation set forth in the Warrant, then the closing of the Tag-Along Sale shall be no sooner than 65 days following the date of the Sale Notice, unless otherwise agreed in writing by Santa Monica or any Santa Monica Assignee, as applicable. The Tag-Along Notice shall make reference to the Tag-Along Shareholders’ rights hereunder and shall describe in reasonable detail: (i) the number of Shares to be sold by the Selling Shareholder; (ii) the name of the Proposed Transferee; (iii) the per-Share purchase price and the other material terms and conditions of the sale, including a description of any non-cash consideration in sufficient detail to permit the valuation thereof; (iv) the proposed date, time and location of the closing of the sale; and (v) a copy of any form of agreement proposed to be executed in connection therewith.

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(c)	Each Tag-Along Shareholder shall exercise its right to participate in a sale of Shares by the Selling Shareholder subject to this Section 5.03 by delivering to the Selling Shareholder a written notice (a “Tag-Along Notice”) stating its election to do so and specifying the number of Shares to be sold by it no later than five (5) days after receipt of the Sale Notice (the “Tag-Along Period”). The offer of each Tag-Along Shareholder set forth in a Tag-Along Notice shall be irrevocable, and, to the extent such offer is accepted, such Tag-Along Shareholder shall be bound and obligated to sell in the proposed sale on the terms and conditions set forth in this Section 5.03. Each Tag-Along Shareholder shall have the right to sell in a sale subject to this Section 5.03 the number of Shares equal to the product obtained by multiplying (x) the number of Shares held by the Tag-Along Shareholder by (y) a fraction (A) the numerator of which is equal to the number of Shares the Selling Shareholder proposes to sell or transfer to the Proposed Transferee and (B) denominator of which is equal to the number of Shares then owned by such Selling Shareholder.

(d)	The Selling Shareholder shall use its commercially reasonable efforts to include in the proposed sale to the Proposed Transferee all of the Shares that the Tag-Along Shareholders have requested to have included pursuant to the applicable Tag-Along Notices, it being understood that the Proposed Transferee shall not be required to purchase Shares in excess of the number set forth in the Sale Notice. In the event the Proposed Transferee elects to purchase less than all of the Shares sought to be sold by the Tag-Along Shareholders, the number of shares to be sold to the Proposed Transferee by the Selling Shareholder and each Tag-Along Shareholder shall be reduced so that each such Shareholder is entitled to sell its pro rata portion of the number of Shares the Proposed Transferee elects to purchase (which in no event may be less than the number of Shares set forth in the Sale Notice).

(e)	Each Tag-Along Shareholder who does not deliver a Tag-Along Notice in compliance with this Section 5.03 shall be deemed to have waived all of such Tag-Along Shareholder’s rights to participate in such particular sale, and the Selling Shareholder shall (subject to the rights of any participating Tag-Along Shareholder) thereafter be free to sell to the Proposed Transferee its Shares at a per-Share price that is no greater than the per-Share price set forth in the Sale Notice and on other same terms and conditions which are not materially more favorable to the Selling Shareholder than those set forth in the Sale Notice, without any further obligation to the non-accepting Tag-Along Shareholders, subject to the other terms and conditions herein.

(f)	Each Shareholder participating in a sale pursuant to this Section 5.03 shall receive the same consideration per share after deduction of such Shareholder’s proportionate share of the related expenses in accordance with Section 5.03(h).

(g)	Each Tag-Along Shareholder shall make or provide the same representations, warranties, covenants, indemnities and agreements as the Selling Shareholder makes or provides in connection with the Tag-Along Sale (except that in the case of representations, warranties, covenants, indemnities and agreements pertaining specifically to the Selling Shareholder, the Tag-Along Shareholder shall make the comparable representations, warranties, covenants, indemnities and agreements pertaining specifically to itself); provided, that all representations, warranties, covenants and indemnities shall be made by the Selling Shareholder and each other Tag-Along Shareholder severally and not jointly and any indemnification obligation in respect of breaches of representations and warranties that do not relate to such Tag-Along Shareholder shall be in an amount not to exceed the aggregate proceeds received by such Tag-Along Shareholder in connection with any sale consummated pursuant to this Section 5.03.

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(h)	The fees and expenses of the Selling Shareholder incurred in connection with a sale under this Section 5.03 and for the benefit of all Shareholders (it being understood that costs incurred by or on behalf of the Selling Shareholder for its sole benefit will not be considered to be for the benefit of all Shareholders), to the extent not paid or reimbursed by the Company or the Proposed Transferee, shall be shared by all the Shareholders on a pro rata basis, based on the consideration received by each Shareholder; provided, that no Shareholder shall be obligated to make any out-of-pocket expenditure prior to the consummation of the transaction consummated pursuant to this Section 5.03.

(i)	Each Shareholder shall take all actions as may be reasonably necessary to consummate the Tag-Along Sale, including, without limitation, entering into agreements and delivering certificates and instruments, in each case, consistent with the agreements being entered into and the certificates being delivered by the Selling Shareholder.

(j)	The Selling Shareholder shall have ninety (90) days following the expiration of the Tag-Along Period in which to sell the Shares described in the Sale Notice, on terms not more favorable to the Selling Shareholder than those set forth in the Sale Notice (which such ninety (90) day period may be extended for a reasonable time not to exceed one-hundred-twenty (120) days to the extent reasonably necessary to obtain any regulatory approvals). If at the end of such period the Selling Shareholder has not completed such sale, the Selling Shareholder may not then effect a sale of Shares subject to this Section 5.03 without again fully complying with the provisions of this Section 5.03.

(k)	If the Selling Shareholder sells or otherwise transfers to the Proposed Transferee any of its Shares in breach of this Section 5.03, then each Tag-Along Shareholder shall have the right to sell to the Selling Shareholder, and the Selling Shareholder undertakes to purchase from each Tag-Along Shareholder, the number of Shares that such Tag-Along Shareholder would have had the right to sell to the Proposed Transferee pursuant to this Section 5.03, for a per-Share amount and form of consideration and upon the term and conditions on which the Proposed Transferee bought such Shares from the Selling Shareholder, but without indemnity being granted by any Tag-Along Shareholder to the Selling Shareholder; provided, that nothing contained in this Section 5.03 shall preclude any Shareholder from seeking alternative remedies against such Selling Shareholder as a result of its breach of this Section 5.03. The Selling Shareholder shall also reimburse each Tag-Along Shareholder for any and all reasonable and documented out-of-pocket fees and expenses, including reasonable legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Tag-Along Shareholder’s rights under this Section 5.03(k).

Section 5.04 Involuntary Transfers. For purposes hereof, an “Involuntary Transfer” shall mean any Transfer of Shares, or proposed Transfer of Shares, (i) upon any foreclosure of any pledge, encumbrance, hypothecation or mortgage which would result in the Transfer of one or more Shares, (ii) in the case of a Shareholder that is a trust, the termination of the trust, (iii) in the case of a Shareholder that is a partnership, the dissolution and commencement of winding up of the partnership; (iv) in the case of a Shareholder that is an estate, the distribution by the fiduciary of the estate’s interest in the Company; and (v) in the case of a Shareholder that is a corporation, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter. This Article V shall not apply to any Involuntary Transfers.

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Section 5.05 Santa Monica and Its Transferee(s). For the avoidance of doubt, any Santa Monica Transferee shall have the right to enforce this Article V and participate in any Tag-Along Sale as set forth herein, and shall be a “Shareholders” for purposes of this Article V. For the avoidance of doubt, the calculation of the Shareholders’ pro rata rights pursuant to this Article V shall be calculated as though Santa Monica or the Santa Monica Transferee(s), as applicable, have exercised the New Warrant in full.

Article VI. Covenants and Additional Agreements

Section 6.01 Board Observer Rights. So long as the Company shall have any obligation under the New Warrant, or in the event any Warrant Shares obtained from the exercise of all, or a portion, of the New Warrant, are issued and outstanding, one individual designated by Santa Monica (the “Santa Monica Representative”) shall have the right, but not the obligation, to attend all meetings of the Board of Directors of the Company (the “Board”) and to receive all materials related to such meetings as provided by the Board. The Company may exclude the Santa Monica Representative from such attendance, and shall not be required to deliver such materials to the Santa Monica Representative, in each case to the extent that the Company has received an opinion from its legal counsel, which opinion the Company shall submit to Santa Monica prior to the applicable meeting or distribution of materials, that compliance by the Company with this Section 6.01 would violate any applicable law or the fiduciary duties of the members of the Board.

Section 6.02 Potential Registration Rights. In the event that, at any time following the Closing Date, the Company grants to any Person any right for such Person to cause the Company to register for resale under the Securities Act any shares of Common Stock held by such Person, the Company agrees that it shall, at such time, offer the same registration rights to any of CareBourn LP, CareBourn LLC, More Capital, Auctus and Santa Monica (or its assignees who are Affiliates of Santa Monica as of the Effective Date) to the extent that any of the forgoing continues to hold any shares of Common Stock at such time, including, in the case of Santa Monica (or its assignees) the New Warrant, or any portion thereof, subject to such Party executing an agreement with the Company in substantially the same form (with respect to such registration rights provisions) as executed by the Person to whom such registration rights are granted, and thereafter in accordance with the provisions therein.

Section 6.03 Public Announcements. Unless otherwise required by applicable Law (based upon the reasonable advice of counsel), no Party shall make any public announcements in respect of this Agreement or the Transactions or otherwise communicate with any news media without the prior written consent of the other Party (which consent shall not be unreasonably withheld or delayed), and the Parties shall cooperate as to the timing and contents of any such announcement. The Parties acknowledge and agree that the Company is required to report this Agreement and the transactions contemplated herein on a Form 8-K to be filed with the United States Securities and Exchange Commission.

Section 6.04 Further Assurances. Following the Effective Date, each Party shall, and shall cause its respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the Transactions.

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Section 6.05 Mutual General Release.

(a)	Effective as of the Closing, each Party, for itself and its Affiliates, and each of their respective past or present directors, shareholders, officers, managers, members, partners, employees, predecessors, successors, assigns, heirs, representatives, and agents and for all related parties, and all persons acting by, through, under or in concert with any of them in both their official and personal capacities (collectively, the “Releasor Parties”) hereby irrevocably, unconditionally and forever release, discharge and remise each other Party and its Affiliates (whether an Affiliate as of the Effective Date or later), and their respective past or present directors, shareholders, officers, managers, members, partners, employees, predecessors, successors, assigns, heirs, representatives, and agents and for all related parties and all persons acting by, through, under or in concert with any of them in both their official and personal capacities (collectively, the “Released Parties”), from all claims of any type and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, known or unknown, suspected or unsuspected that any Releasor Party may have now or may have in the future, against any of the Released Parties to the extent that those claims arose, may have arisen, or are based on or related to events or actions which occurred at any point in the past, from the beginning of time, and up to and including the Closing Date, including, without limitation, any such matters related to, or arising from, the business of the Company and its Affiliates, the Assets, the customers of the Company and its Affiliates, including, but not limited to, any transactions or actions with, or involving, said customers, any promissory notes, warrants or other agreements between any two or more of the Parties, including, but not limited to, the Ngen Texas Agreements and the Security Agreement, or the transactions contemplated therein, including, but not limited to, the Foreclosure, but excluding, for greater certainty, the obligations of Released Party hereunder or pursuant to any other Transaction Document (collectively, the “Released Claims”). Each Party represents and warrants that no Released Claim released herein has been assigned, expressly, impliedly, or by operation of law, and that all Released Claims released herein are owned by the Party releasing the same, which has the respective sole authority to release them. Each releasing Party agrees that it shall forever refrain and forebear from commencing, instituting or prosecuting any lawsuit action or proceeding, judicial, administrative or otherwise collect or enforce any Released Claim which is released and discharged herein. For the avoidance of doubt, in the case of Santa Monica the respective terms “Releasor Parties” and “Released Parties” shall be defined to include, but shall not be limited to, the following persons: Yaakov G. Vanek, Eric J. Weissman and Wilshire Pacific Capital Advisors LLC.

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(b)	Waiver of California Civil Code Section 1542.

(i)	Each of the Parties hereby waives any and all rights which it may have with respect to this Agreement or the subject matter hereof, under the provisions of Section 1542 of the Civil Code of the State of California as now worded and as hereafter amended, which section provides that:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.”

(ii)	It is understood and agreed by each of the Parties that the facts in respect to which this Agreement is executed may turn out to be other than or different from the facts in the respect now known or believed by each of the Parties to be true; and with such understanding and agreement, each Party expressly accepts and assumes the risk of facts being other than or different from the assumptions and perceptions as of any date prior to and including the date hereof, and agrees that this Agreement shall be in all respects effective and shall not be subject to termination or rescission by reasons of any such difference in facts.

(c)	Each of the Releasor Parties agrees not to file for themselves or on behalf of any other parties, any claim, charge, complaint, action, or cause of action against any Party related to the Released Claims, and further agrees to indemnify and save harmless each other Party from and against any and all losses, including, without limitation, the cost of defense and legal fees, occurring as a result of any claims, charges, complaints, actions, or causes of action made or brought by any such Releasor Party against any Party in violation of the terms and conditions of this Agreement. In the event that any Releasor Party brings a suit against any other Party in violation of this covenant, the Releasor Party agrees to pay any and all costs of the other Party against whom such a claim is brought, including attorneys’ fees, incurred by such other Party in challenging such action. Any Released Party is an intended third-party beneficiary of this Agreement.

(d)	Each Releasor Party affirms that it has not filed, caused to be filed, or presently is a party to any claim, complaint, or action against any other Party in any forum or form and should any such charge or action be filed by any Releasor Party or by any other person or entity on any Releasor Party’s behalf involving matters covered by this Section 6.05, the Releasor Party agrees to promptly give the agency or court having jurisdiction a copy of this Agreement and inform them that any such claims any such Releasor Party might otherwise have had are now settled.

(e)	Neither this Agreement nor the furnishing of any consideration concurrently with the execution hereof shall be deemed or construed at any time or for any purpose as an admission by any Party of any liability or obligation of any kind. Any such liability or wrongdoing is expressly denied. The Parties hereto acknowledge that this Agreement was reached after good faith settlement negotiations and after each party had an opportunity to consult legal counsel. This Agreement extends to, and is for the benefit of, the Parties, their respective successors, assigns and agents and anyone claiming by, through or under the Parties hereto.

Section 6.06 Default. If any Party fails to perform any of its material obligations under this Agreement, or is in breach in any material respect of any representation, warranty, covenant or agreement on the part of such Party set forth in this Agreement, and, if such breach or failure is capable of being cured, such failure or breach has not been cured within 5 Business Days after receipt of notice of such breach by such Party, then such Party (the “Defaulting Party”) shall be in default hereunder (such event, a “Default”). In the event of a Default, any other Party shall be entitled to bring an action for specific performance of this Agreement pursuant to Section 8.09 and proceed against such Defaulting Party for any Losses incurred by such other Party as a result of the Default by such Defaulting Party. For the avoidance of doubt, the Parties acknowledge and agree that no Party shall be responsible for, or shall be required to pay any Losses or other damages, resulting from a Default which was caused by any other Party.

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Article VII. Indemnification

Section 7.01 General Indemnification. Subject to the provisions of this Article VII, each Party (an “Indemnifying Party”) agrees to indemnify, defend and hold harmless each other Party and their respective Affiliates and each of their respective directors, officers, managers, partners, employees, agents, equity holders, consultants, counsel, accountants and other successors and assigns (each, an “Indemnified Party”), from and against any and all Losses incurred or suffered by any Indemnified Party arising out of, based upon or resulting from any breach of any representations or warranties of the Indemnifying Party herein or breach by the Indemnifying Party of, or any failure of the Indemnifying Party to perform, any of the covenants, agreements or obligations contained in or made pursuant to this Agreement by the Indemnifying Party.

Section 7.02 Procedures for Indemnification.

(a)	All claims for indemnification by any Indemnified Party under this Article VII shall be asserted and resolved as follows:

(i)	In the event any claim or demand in respect of which an Indemnified Party might seek indemnity under this Article VII is asserted against or sought to be collected from such Indemnified Party by a Person other than a Party or an Affiliate thereof (a “Third Party Claim”), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party’s claim for indemnification that is being asserted under any provision of this Article VII against an Indemnifying Party, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a “Claim Notice”) with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party’s ability to defend has been prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending thirty (30) Business Days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the “Dispute Period”) whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under this Article VII and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

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(ii)	If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Article VII, then the Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to this Article VII). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party’s delivery of the notice referred to in the first sentence of this Section 7.02(a)(ii), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided, further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this Section 7.02(a)(ii), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under this Article VII with respect to such Third Party Claim.

(iii)	If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to this Article VII, or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party(with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this Section 7.02(a)(iii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in Section 7.02(a)(iv) the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party’s defense pursuant to this Section 7.02(a)(iii) or of the Indemnifying Party’s participation therein at the Indemnified Party’s request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this Section 7.02(a)(iii), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

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(iv)	If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the amount of Damages specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under this Article VII and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such Third Party Claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that if the dispute is not resolved within thirty (30) Business Days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

(v)	In the event any Indemnified Party should have a claim under this Article VII against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under this Article VII specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an “Indemnity Notice”) with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such Party’s rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the amount of Damages specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under this Article VII and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that if the dispute is not resolved within thirty (30) Business Days after the Claim Notice, such dispute shall be resolved in accordance with the provisions of Section 8.08.

(b)	The Indemnifying Party agrees to pay the Indemnified Party, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such claim.

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(c)	The indemnification provisions contained in this Article VII shall be in addition to (i) any cause of action or similar rights of the Indemnified Party against the Indemnifying Party or others, and (ii) any liabilities the Indemnifying Party may be subject to.

Section 7.03 Payment. Upon a determination of liability under this Article VII, the Indemnifying Party shall pay or cause to be paid to the Indemnified Party the amount so determined within five (5) Business Days after the date of such determination. If there should be a dispute as to the amount or manner of determination of any indemnity obligation owed under this Agreement, the Indemnifying Party shall nevertheless pay when due such portion, if any, of the obligation that is not subject to dispute. Upon the payment in full of any amounts due under this Article VII with respect to any claim, the Indemnifying Party shall be subrogated to the rights of the Indemnified Party against any Person with respect to the subject matter of such claim.

Section 7.04 Effect of Knowledge on Indemnification. The right to indemnification, reimbursement or other remedy based upon any representations, warranties, covenants and obligations set forth in this Agreement shall not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant or obligation. The waiver of any condition based upon the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, shall not affect the right to indemnification, reimbursement or other remedy based upon such representations, warranties, covenants or obligations.

Article VIII. Miscellaneous

Section 8.01 Notices.

(a)	Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by email, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

If to the Company or Ngen Texas, to:

Ngen Technologies Holdings Corp.

Attn: Ed Carter

5430 LBJ Freeway, Suite 1200

Dallas, Texas 75240

Email: efc@ngen-tech.com

If to Broken Circuit, to:

Broken Circuit Technologies, Inc.

Attn: Ed Carter

5430 LBJ Freeway Suite 1200

Dallas, TX 75240

Email: efc@ngen-tech.com

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If to CareBourn LP or CareBourn LLC, to:

Carebourn Capital, LP

Attn: Chip Rice

8700 Black Oak Lane

Maple Grove, MN, 55311

Email: chiprice@carebourncapital.com

If to More Capital, to:

More Capital LLC

Attn: Mike Wruck

8995 Goldenrod Lane No

Maple Grove, MN, 55369

Email: mikewruck@morecapitalllc.com

If to Auctus, to:

Auctus Fund, LLC

Attn: Lou Posner

545 Boylston Street, 2nd Floor

Boston, MA 02116

Email: louposner@auctusfundllc.com

With, in the case of a notice to any of the Company, Broken Circuit, CareBourn LP, CareBourn LLC, More Capital or Auctus, a copy, which shall not constitute notice, to:

Anthony L.G., PLLC

Attn: John Cacomanolis

625 N. Flagler Drive, Suite 600

West Palm Beach, FL 33401

Email: jcacomanolis@anthonypllc.com

If to Santa Monica, to:

Santa Monica Venture Finance, Inc.

Attn: Yaakov G. Vanek

100 Wilshire Boulevard, Suite 700

Santa Monica, CA 90401

Email: ygv@smventurefinance.com

With a copy, which shall not constitute notice, to:

VedderPrice

Attn: Scott Olson

275 Battery Street, Suite 2464

San Francisco, CA 94111

Email: solson@vedderprice.com

(b)	Any Party may change its address for notices hereunder upon notice to the other Party in the manner for giving notices hereunder.

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(c)	Any notice hereunder shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by email with return receipt requested and received and (iv) three (3) Business Days after mailing, if sent by registered or certified mail.

Section 8.02 Attorneys’ Fees. In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 8.03 Amendments; No Waivers; No Third-Party Beneficiaries.

(a)	Other than as specifically set forth herein, this Agreement may be amended, modified, superseded, terminated or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the Parties.

(b)	Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any Party of the performance of any obligation by another Party shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.

(c)	Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any Party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a Party waives or otherwise affects any obligation of that Party or impairs any right of the Party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved Party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

(d)	This Agreement is strictly between the Parties, and nothing herein is intended to give any other Person any obligations, rights or benefits hereunder, other than as specifically set forth herein including, without limitation, in Section 5.05 with respect to Article V, in Section 6.05 and in Article VII.

Section 8.04 No Consequential or Punitive Damages. IN NO EVENT WILL ANY PARTY BE LIABLE TO ANY OTHER PARTY UNDER OR IN CONNECTION WITH THIS AGREEMENT OR IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREIN FOR SPECIAL, GENERAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE OR EXEMPLARY DAMAGES, INCLUDING DAMAGES FOR LOST PROFITS OR LOST OPPORTUNITY, EVEN IF THE PARTY SOUGHT TO BE HELD LIABLE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

Section 8.05 Expenses. Unless otherwise contemplated or stipulated by this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense.

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Section 8.06 Successors and Assigns; Benefit. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. No Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the written consent of the other Parties. Other than as specifically set forth herein, including in Article VII, nothing in this Agreement, expressed or implied, shall confer on any Person other than the Parties, and their respective successors and assigns, any rights, remedies, obligations, or Liabilities under or by reason of this Agreement.

Section 8.07 Governing Law; Etc.

(a)	This Agreement, and all matters based upon, arising out of or relating in any way to the Transactions or the Transaction Documents, including all disputes, claims or causes of action arising out of or relating to the Transactions or the Transaction Documents as well as the interpretation, construction, performance and enforcement of the Transaction Documents, shall be governed by the laws of the United States and the State of Nevada, without regard to any jurisdiction’s conflict-of-laws principles.

(b)	SUBJECT TO Section 8.08, ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE INSTITUTED SOLELY IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATES OF TEXAS, IN EACH CASE LOCATED IN DALLAS COUNTY, TEXAS, AND EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.

(c)	EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS, THE PERFORMANCE THEREOF OR THE FINANCINGS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 8.07(c).

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Section 8.08 Resolution of Disputes. The Parties agree to mediate in Dallas, Texas any controversy, claim, or dispute arising among the Parties before resorting to arbitration as set forth below. Mediation fees, if any, shall be divided equally between the Parties who are a party to such controversy, claim, or dispute. The Parties agree that if any Party commences arbitration without first attempting to resolve the matter through mediation, or refuses to mediate after a request has been made, then that Party shall not be entitled to recover attorney’s fees, even if said fees would otherwise be available to that party in any such action. All controversies, disputes or actions among the Parties arising out of the Transactions or this Agreement, including their respective Affiliates, owners, officers, directors, agents and employees, arising from, or relating to, this Agreement (including with respect to the meaning, effect, validity, termination, interpretation, performance, enforcement of this Agreement or the determination of the scope or applicability of this Agreement to arbitrate) which are not settled in mediation shall on demand of any Party be submitted for arbitration to in accordance with the rules and regulations of the American Arbitration Association. The arbitration shall be conducted by one arbitrator jointly selected by each Party who is a party to the Dispute, provided, however, that if such Parties are unable to agree on the identity of the arbitrator within 10 Business Days of commencement of efforts to do so, each Party who is a party to the Dispute shall select one arbitrator and the arbitrators so selected shall select a final arbitrator, and the final arbitrator shall conduct the arbitration alone. The Parties agree that, in connection with any such arbitration proceeding, each shall submit or file any claim which would constitute a compulsory counterclaim (as defined by Rule 13 of the Federal Rules of Civil Procedures) within the same proceeding as the claim to which it relates. Any such claim which is not submitted or filed in such proceeding shall be barred. The arbitrator shall be instructed to use every reasonable effort to perform its services within seven Business Days of request, and, in any case, as soon as practicable. The Parties agree to be bound by the provisions of any limitation on the period of time by which claims must be brought under Nevada law or any applicable federal law. The arbitrator(s) shall have the right to award the relief which he or she deems proper, consistent with the terms of this Agreement, including compensatory damages (with interest on unpaid amounts from due date), injunctive relief, specific performance, attorney’s fees and costs, except that in no event, and under no circumstances, shall the arbitrator(s) have the authority to award special, general, indirect, consequential, or punitive or exemplary damages, including damages for lost profits or lost opportunity. The award and decision of the arbitrator(s) shall be conclusive and binding on all Parties, and judgment upon the award may be entered in any court of competent jurisdiction. The arbitration shall be conducted in Dallas, Texas. The provisions of this Section 8.08 shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

Section 8.09 Specific Performance. Each Party agrees that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that each Party shall be entitled to seek specific performance of the terms hereof in addition to any other remedy at law or in equity.

Section 8.10 Survival. The representations and warranties herein shall survive the Closing for a period of twelve (12) months from the Closing, and no claim for indemnification may be made after such time. All covenants and agreements in this Agreement will survive until fully performed; provided, however, that, nothing herein shall prevent a Party from making any claim hereunder, or relieve any other Party from any liability hereunder, after such time for any breach thereof.

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Section 8.11 Severability. If any provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner adverse to any Party. Upon such determination that any provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

Section 8.12 Entire Agreement. This Agreement and the other Transaction Documents constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter hereof and thereof.

Section 8.13 Counsel. The Parties acknowledge and agree that Anthony L.G., PLLC (“Counsel”) has acted as legal counsel to the Company and to certain of the other Parties other than Santa Monica. Each of the Parties acknowledges and agrees that they are aware of, and have consented to, the Counsel acting as legal counsel to each Party other than Santa Monica, notwithstanding that Counsel has advised each of the Parties other than Santa Monica to retain separate counsel to review the terms and conditions of the Transaction Documents, and each applicable Party has either waived such right freely or has otherwise sought such additional counsel as it has deemed necessary.

Section 8.14 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that each Party need not sign the same counterpart. A facsimile copy or electronic transmission of a signature page shall be deemed to be an original signature page.

[Signature page follows]

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In witness whereof, the Parties have caused this Agreement to be duly executed effective as of the Effective Date.

Ngen Technologies Holdings Corp.

By:	/s/ Edward Carter
Name:	Edward Carter
Title:	Chief Executive Officer

Ngen Technologies USA Corp.

By:	/s/ Edward Carter
Name:	Edward Carter
Title:	Chief Executive Officer

Broken Circuit Technologies, Inc.

By:	/s/ Edward Carter
Name:	Edward Carter
Title:	Chief Executive Officer

Carebourn Capital, LP

By:	CareBourn Partners, LLC
Its:	Manager

By:	/s/ Chip Rice
Name:	Chip Rice
Title:	Managing Member

CareBourn, LLC

By:	CareBourn Partners, LLC
Its:	Manager

By:	/s/ Chip Rice
Name:	Chip Rice
Title:	Managing Member

More Capital LLC

By:	/s/ Mike Wruck
Name:	Mike Wruck
Title:	Chief Executive Officer

Auctus Fund, LLC

By:	/s/ Lou Posner
Name:	Lou Posner
Title:	Managing Director

Santa Monica Venture Finance, Inc.

By:	/s/ Yaakov G. Vanek
Name:	Yaakov G. Vanek
Title:	President

Exhibit A

Form of New Promissory Note

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

Principal Amount: U.S. $774,202.00	Issue Date: March 31, 2020

PROMISSORY NOTE

FOR VALUE RECEIVED, Ngen Technologies Holding Corp., a Nevada corporation (hereinafter called the “Borrower”), hereby promises to pay to the order of Santa Monica Venture Finance, Inc., a California corporation or registered assigns (the “Holder”) the sum of U.S. $774,202.00 (the “Principal Amount”) together with any interest as set forth herein, on the first annual anniversary of the Issue Date as set forth above (the “Maturity Date”), and to pay interest on the unpaid principal balance as set forth herein hereof from the date hereof (the “Issue Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. As used in this Note, the term “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Restructuring, Settlement and Release Agreement between the Borrower, the Holder and the other parties thereto, dated the date hereof, pursuant to which this Note was originally issued (the “Purchase Agreement”).

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the holder thereof.

The following terms shall apply to this Note:

Article I. PAYMENT TERMS

Section 1.01 Interest Rate. This Note shall bear interest at the rate of 18% per annum, simple interest. Interest shall commence accruing on the Issue Date and shall be computed on the basis of a 365-day year.

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Section 1.02 Payments. Subject to the other provisions of this Note, the Principal Amount and all accrued and unpaid interest on this Note shall be due and payable in full on the earlier of: (i) the Maturity Date, or (ii) the date on which a Change in Control (as defined below) of the Company occurs. For purposes herein, a “Change of Control” shall be deemed to have occurred if, after the Issue Date, there shall have occurred any of the following:

(i)	a complete dissolution or liquidation of the Company, or similar occurrence;

(ii)	the consummation of a merger, consolidation, acquisition, separation, reorganization, or similar occurrence, in a single transaction or a series of related transactions, where the Company is not the surviving entity or where the shareholders of the Company immediately prior to the consummation of such transaction do not continue to hold at least a majority of the voting power of the Company following the consummation of such transaction; or

(iii)	a sale or transfer of all or substantially all of the assets of the Company, each in a single transaction or a series of related transactions.

Section 1.03 Prepayment. Notwithstanding the foregoing, the Borrower may prepay all or any portion of the Principal Amount and any accrued and unpaid interest and any and all other amounts that may be due and payable to the Holder hereunder at any time.

Article II. EVENTS OF DEFAULT

In addition to the other “Events of Default” as set forth herein, if any of the events in Section 2.01 through Section 2.08, inclusive, occur, such event shall be an “Event of Default” hereunder:

Section 2.01 Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise, following a five (5) day cure period.

Section 2.02 Breach of Covenants. The Borrower breaches any covenant or other material term or condition contained in this Note or in any collateral documents, including but not limited to the Restructuring Agreement, or in any other agreements, promissory notes, or contracts between the Borrower and any of its Affiliates, on the one hand, and the Holder or any of its Affiliates, on the other hand, and such breach continues for a period of ten (10) days after written notice thereof to the Borrower from the Holder.

Section 2.03 Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Restructuring Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Restructuring Agreement.

Section 2.04 Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

Section 2.05 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

Section 2.06 Delisting of Common Stock. The Borrower shall fail to maintain the listing of the Common Stock on at least one of the OTC Markets or an equivalent replacement exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the American Stock Exchange.

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Section 2.07 Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

Section 2.08 Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower’s ability to continue as a “going concern” shall not be an admission that the Borrower cannot pay its debts as they become due.

Section 2.09 Consequences of Event of Default. Upon the occurrence of any Event of Default, exercisable through the delivery of written notice to the Borrower by such Holders (the “Default Notice”), this Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the then outstanding principal amount of this Note plus accrued and unpaid interest on the unpaid principal amount of this Note, and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

Article III. MISCELLANEOUS

Section 3.01 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 3.02 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be delivered in accordance with the provisions of the Restructuring Agreement.

Section 3.03 Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Restructuring Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

Section 3.04 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an “accredited investor” (as defined in Rule 501(a) of the 1933 Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

Section 3.05 Cost of Collection. If an Event of Default occurs, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

Section 3.06 Governing Law.

(a)	This Note shall be delivered and accepted in and shall be deemed to be contracts made under and governed by the internal laws of the State of Nevada, and for all purposes shall be construed in accordance with the laws of such State, without giving effect to the choice of law provisions of such state.

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(b)	Any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the state courts or federal courts located in the state of Texas, Dallas County. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Borrower and Holder waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Note by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

Section 3.07 Usury Savings Clause. Notwithstanding any provision in this Note or the other Transaction Documents to the contrary, the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall not exceed the limit imposed by the usury laws of the jurisdiction governing this Note or any other applicable law. In the event the total liability of payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions or other sums which may at any time be deemed to be interest, shall, for any reason whatsoever, result in an effective rate of interest, which for any month or other interest payment period exceeds the limit imposed by the usury laws of the jurisdiction governing this Note, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice by, between, or to any party hereto, be applied to the reduction of the outstanding principal balance due hereunder immediately upon receipt of such sums by the Holder hereof, with the same force and effect as though the Company had specifically designated such excess sums to be so applied to the reduction of the principal balance then outstanding, and the Holder hereof had agreed to accept such sums as a penalty-free payment of principal; provided, however, that the Holder may, at any time and from time to time, elect, by notice in writing to the Company, to waive, reduce, or limit the collection of any sums in excess of those lawfully collectible as interest, rather than accept such sums as a prepayment of the principal balance then outstanding. It is the intention of the parties that the Company does not intend or expect to pay, nor does the Holder intend or expect to charge or collect any interest under this Note greater than the highest non-usurious rate of interest which may be charged under applicable law.

Section 3.08 Restructuring Agreement. By its acceptance of this Note, each Party agrees to be bound by the applicable terms of the Restructuring Agreement.

Section 3.09 Remedies. The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the Issue Date.

Ngen Technologies Holding Corp.

By:	/s/ Ed Carter
Name:	Ed Carter
Title:	Chief Executive Officer

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Exhibit B

Form of Warrant

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION ARE NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH HEREIN.

Ngen Technologies Holdings Corp.

Warrant for the Purchase of Shares of Common Stock

[Santa Monica Venture Finance, Inc.]

Issue Date: March 31, 2020

1,405,500 shares of Common Stock, subject to adjustment as set forth herein.

THIS CERTIFIES that, for value received, Santa Monica Venture Finance, Inc., a California corporation (the “Holder”), is entitled to subscribe for and purchase from Ngen Technologies Holdings Corp., a Nevada corporation (the “Company”), upon the terms and conditions set forth herein, 1,405,500 shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company (which such number of shares subject to adjustment as set forth herein, the “Warrant Shares”), at an exercise price of $0.0000071149 per Warrant Share (the “Exercise Price”), as adjusted pursuant to the provisions herein. As used herein the term “Warrant” shall mean and include this Warrant and warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. The Company represents and warrants that the aggregate number of Warrant Shares, as stated herein, is intended to represent a percentage equal to 31.52% of the total issued and outstanding shares of the Company, as of the Issue Date, assuming, for the purposes of the calculation, the full exercise of the Warrant, as of the Issue Date, and the inclusion of all Warrant Shares in the outstanding number of shares. In the event that, following the Issue Date and prior to full exercise of this Warrant, the Company and the Holder determine that there are in excess of, or less than, 3,053,620 shares of Common Stock issued and outstanding as of the Issue Date, the number of Warrant Shares for which this Warrant is exercisable shall be automatically adjusted such that the number of Warrant Shares equals 31.52% of the total issued and outstanding shares of the Company, as of the Issue Date, assuming, for the purposes of the calculation, the full exercise of the Warrant, as of the Issue Date, and the inclusion of all Warrant Shares in the outstanding number of shares.

This Warrant is issued to Holder pursuant to the Restructuring, Settlement and Release Agreement entered into by and between the Company, the Holder and the other parties thereto, dated as of March 31, 2020 (the “Restructuring Agreement”) and is subject to the terms and conditions therein. In the event of a conflict between the Restructuring Agreement and this Warrant, the terms and conditions of this Warrant shall control.

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1.	Defined Terms. Defined terms used herein without definition have the meanings given in the Restructuring Agreement, and the following terms shall have the following meanings:

(a)	“Parties” means the Holder and the Company.

(b)	“Party” means either the Holder or the Company, as applicable.

2.	Exercise Period. Subject to the terms and conditions set forth herein, this Warrant may be exercised at any time or from time to time during the ten-year period commencing on the Issue Date as set forth above and ending of the tenth anniversary of the date hereof (the “Exercise Period”).

3.	Procedure for Exercise; Effect of Exercise.

(a)	Cash Exercise. This Warrant may be exercised, in whole or in part, by the Holder during normal business hours on any business day during the Exercise Period by (i) the presentation to the Company at its principal office along of a duly executed Notice of Exercise (in the form attached hereto) specifying the number of Warrant Shares to be purchased (each of which shall constitute at least one share of Common Stock, and integral multiples thereof), and (ii) delivery of payment to the Company of the aggregate Exercise Price for the number of Warrant Shares being purchase as specified in the Notice of Exercise by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier’s check. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. Any fractional Warrant Shares that may be issued on exercise of this Warrant may be issued as such fractional shares of Common Stock, may be paid in cash or may be rounded up to the next nearest share of Common Stock, in each case at the election of the Company.

(b)	Cashless Exercise. Notwithstanding Section 3(a) if the “Fair Market Value” (as defined below) of one share of Common Stock is greater than the Exercise Price, the Holder may elect to receive Warrant Shares pursuant to a cashless exercise, in lieu of a cash exercise, equal to the value of this Warrant determined in the manner described below (or of any portion thereof remaining unexercised) by surrender of this Warrant and a Notice of Exercise, in which event the Company shall issue to Holder a number of Common Stock computed using the following formula:

X = Y (A-B)

A

Where:

X =	the number of Warrant Shares to be issued to Holder.

Y =	the number of Warrant Shares that the Holder elects to purchase under this Warrant (at the date of such calculation).

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A =	Fair Market Value of a Warrant Share at the date of such calculation.

B =	Exercise Price, as adjusted to the date of calculation.

For purposes of this Warrant, the per share “Fair Market Value” shall mean (i) if the Common Stock is then listed for trading on the OTC Markets or a United States or Canadian national securities exchange (as applicable, the “Trading Market”), the highest traded price of the Common Stock during the twenty (20) day period during which the Common Stock is then tradeable on the primary Trading Market prior to the date of the applicable Exercise Notice or (ii) if the Common Stock is not then listed for trading on the OTC Markets or a United States or Canadian national securities exchange, the per share fair market value of the Warrant Shares as is determined in good faith by the Board of Directors of the Company after taking into consideration factors it deems appropriate, Including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm’s length.

(c)	Effect of Exercise. Upon receipt by the Company of this Warrant and a Notice of Exercise, together with proper payment of the Exercise Price (if applicable), as provided herein, the Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which the Notice of Exercise has been delivered and payment has been made for such Warrant Shares in accordance with this Warrant and the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. A stock certificate or certificates for the Warrant Shares specified in the Notice of Exercise shall be delivered to the Holder as promptly as practicable, and in any event within three (3) business days, thereafter. The stock certificate(s) so delivered shall be in any such denominations as may be reasonably specified by the Holder in the Notice of Exercise.

(d)	Certain Adjustments. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(i)	Adjustments Due to Splits and Stock Dividends. If at any time while this Warrant is outstanding, the Company: (x) pays a dividend or makes any other distribution upon the shares, or any other securities of the Company, payable in shares, convertible securities or equity-linked securities of the Company, or (y) effects a forward split or reverse split of the Common Stock, which shall include a recapitalization, combination or otherwise, the number of Warrant Shares shall be appropriately adjusted, with any partial resulting Warrant Share being rounded up to the next nearest whole number, and the Exercise Price shall be proportionately adjusted such that the aggregate Exercise Price payable hereunder shall remain unchanged. By way of example and not limitation, (i) in the event that the Company effects a two-for-one forward split of the Common Stock, wherein each issued and outstanding share of Common Stock is converted into two shares of Common Stock, the number of Warrant Shares shall be doubled and the Exercise Price shall be reduced by 50% and (ii) in the event that the Company effects a one-for-two reverse split of the Common Stock, wherein each two issued and outstanding shares of Common Stock are converted into one share of Common Stock, the number of Warrant Shares shall be reduced by 50% and the Exercise Price shall be doubled.

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(ii)	Adjustments Due to Share Issuances. In at any time while this Warrant is outstanding, the Company issues any shares of Common Stock upon conversion of any promissory notes, exercise of warrants or other convertible or equity-linked securities, which in each case are issued and outstanding as of the Issue Date as set forth above and which are held by any of Carebourn Capital, LP, a Delaware Limited Partnership (“CareBourn LP”), CareBourn, LLC, a Nevada limited liability company (“CareBourn LLC”), More Capital LLC, a Minnesota limited liability company (“More Capital”), or Auctus Fund, LLC, a Delaware limited liability company (“Auctus”), then the number of Warrant Shares shall be appropriately adjusted to add a number of Warrant Shares hereunder equal to (i) the number of shares of Common Stock issued CareBourn LP, CareBourn LLC, More Capital or Auctus, as applicable, multiplied by (ii) 46%. By way of example and not limitation, in the event that CareBourn LP exercises a warrant referenced above and acquires 100 shares of Common Stock thereunder, this Warrant shall be automatically adjustment to add 46 Warrant Shares to the total number of Warrant Shares which may be acquired hereunder, with the intent that Holder retains the right to acquire 31.52% of the issued and outstanding shares of Common Stock at such time. The Company represents and warrants none of the securities held by CareBourn LP, CareBourn LLC, More Capital and Auctus entitle the holder to receive any dividends or distributions from the Company unless the security is first converted into shares of Common Stock. The Company further represents and warrants that, as of the Issue Date, the only class of stock of the Company that is issued and outstanding is Common Stock.

(iii)	Fundamental Transactions. In the event that, prior to any exercise hereunder, the Common Stock is converted into another class of securities of the Company or any successor entity to the Company, whether by way of merger, reorganization, re- incorporation or otherwise (the “Replacement Securities”), any reference herein to the Common Stock (whether standing alone or as part of another defined term herein) automatically upon the consummation of the applicable transaction shall be deemed a reference to such Replacement Securities. In the event that, prior to any exercise hereunder, the Company completes a share exchange with another entity wherein all of the issued and outstanding shares of Common Stock are exchanged for equity interests in the other entity (the “Exchanged Securities”), any reference herein to the Common Stock (whether standing alone or as part of another defined term herein) automatically upon the consummation of the applicable transaction shall be deemed a reference to such Exchanged Securities. Then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive the number of Replacement Securities or Exchanged Securities and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such merger, reorganization, re-incorporation or exchange as receivable for the Warrant Shares had they been issued at that time, with appropriate and equitable adjustments being made to the Exercise Price, and for purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock.

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(iv)	Notice of Adjustments. Whenever the number of Warrant Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant hereto, the Company shall provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and class of shares which may be purchased thereafter and the Exercise Price therefor after giving effect to such adjustment.

(e)	Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to the conversion set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) exercise of the remaining, non-exercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Note or any other Warrants) beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 3(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 3(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant may be exercised (in relation to other securities owned by the Holder together with any Affiliates or Attribution Parties) and which portion of this Warrant may be exercised, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Exercise that such Notice of Exercise has not violated the restrictions set forth in this Section 3(e) and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 3(e) in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the SEC, as the case may be, (ii) a more recent public announcement by the Company, or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant by the Holder. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 3(e) provided that any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The Beneficial Ownership Limitation provisions of this Section 3(e) shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3(e) to correct this Section 3(e) (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this Section 3(e) shall apply to a successor holder of this Warrant.

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(f)	Conditional Exercise. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of securities or assets, or otherwise), such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

4.	Notices. In the event that, at any time while this Warrant is outstanding:

(i)	the Company shall take a record of the holders of its shares for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any securities, or to receive any other security;

(ii)	the Company shall undertake any capital reorganization of the Company, any reclassification of the shares of the Company, any consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company’s assets to another Person; or

(iii)	the Company shall undertake any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company shall send or cause to be sent to the Holder at least thirty (30) days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of the shares (or shares issuable upon exercise of the Warrant at that time) shall be entitled to exchange their shares (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per unit and character of such exchange applicable to the Warrant and the Warrant Shares.

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5.	Registration of Warrants; Transfer of Warrants. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares, upon surrender to the Company or its duly authorized agent.

6.	Restrictions on Transfer.

(a)	The Holder, as of the Issuance Date, represents to the Company that such Holder is acquiring this Warrant for its own account for investment purposes and not with a view to the distribution thereof or of the Warrant Shares. Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant, or any portion thereof, and the related Warrant Shares shall not be transferable except pursuant to the proviso contained in the following sentence or upon the conditions specified in this Section 6, which conditions are intended, among other things, to insure compliance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”) and applicable state law in respect of the transfer of this Warrant or such Warrant Shares. The Holder by acceptance of this Warrant agrees that the Holder will not transfer this Warrant or the related Warrant Shares prior to delivery to the Company of an opinion of the Holder’s counsel (as such opinion and such counsel are described in Section 6(b)) or until registration of such Warrant Shares under the Securities Act has become effective or after a sale of such Warrant or Warrant Shares has been consummated pursuant to Rule 144 or Rule 144A under the Securities Act; provided, however, that the Holder may freely transfer this Warrant, any portion thereof, or such Warrant Shares (without delivery to the Company of an opinion of counsel) (i) to one of its nominees, affiliates (which shall include Yaakov G. Vanek or Eric J. Weissman) or a nominee thereof, (ii) from a nominee to any of the aforementioned persons as beneficial owner of this Warrant or such Warrant Shares, (iii) to a qualified institutional buyer, so long as such transfer is effected in compliance with Rule 144A under the Securities Act, or (iv) to an accredited investor (as such term is defined in Regulation D under the Securities Act).

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(b)	The Holder, by its acceptance hereof, agrees that prior to any transfer of this Warrant or of the related Warrant Shares (other than as permitted by Section 6(a) or pursuant to a registration under the Securities Act), the Holder will give written notice to the Company of its intention to effect such transfer, together with an opinion of such counsel for the Holder as shall be reasonably acceptable to the Company, to the effect that the proposed transfer of this Warrant and/or such Warrant Shares may be effected without registration under the Securities Act. Upon delivery of such notice and opinion, if required, to the Company, the Holder shall be entitled to transfer this Warrant and/or such Warrant Shares in accordance with the intended method of disposition specified in the notice to the Company and the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.

(c)	Upon any transfer of this Warrant, the Company shall issue a replacement warrant to the transferee (the “Replacement Warrant”) which shall have provisions providing to the transferee the same economic interest in the Warrant Shares and otherwise having tenor herein, but which Replacement Warrant the Company and the Holder agree shall not be connected or linked to the Restructuring Agreement and shall be a standalone customary warrant agreement, in form and substance as reasonably agreed to by the Company and the Holder. By way of example and not limitation, the provisions of Section 11, Section 14, Section 16(a) and Section 16(f) shall be appropriately revised in the Replacement Warrant. Upon any issuance of a Replacement Warrant, this Warrant shall also be amended to reduce the number of Warrant Shares exercisable hereunder.

(d)	Each stock certificate representing Warrant Shares issued upon exercise or exchange of this Warrant shall bear the following legend unless the opinion of counsel referred to in Section 6(a) states such legend is not required:

“THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

7.	Reservation of Shares; Reissuance. The Company shall at all times during the Exercise Period reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, non-assessable, and free of preemptive rights, and free from all taxes, claims, liens, charges and other encumbrances. If this Warrant is lost, stolen, mutilated or destroyed, the Company will, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. In the event that this Warrant is not fully exercised by the end of the Exercise Period it shall thereafter be void and of no further force and effect.

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8.	No Impairment and Non-Circumvention. The Company shall not, by amendment of its articles of incorporation or bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid, or seek to avoid, the observance or performance of any of the terms to be observed or performed by it hereunder. The Company shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder in order to protect the rights of the Holder, including, but not limited to, providing the Holder with the Company’s and its subsidiaries’ financial information.

9.	Transfer Taxes. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder (or its nominees or affiliates as defined above) for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the above referenced persons and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

10.	Holder Not Deemed a Shareholder; No Liability. Prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be deemed the holder of shares of the Company for any purpose (unless the Holder otherwise holds shares of the Company independent of this Warrant). In addition, subject to the provision in the foregoing sentence, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder: (i) as a shareholder of the Company, whether such liabilities are asserted by the Company or by any other person, including creditors of the Company, or (ii) to purchase any securities (by exercise of this Warrant or otherwise).

11.	Resolution of Disputes. Any dispute, claim, or controversy arising out of or relating to this Warrant (including with respect to the meaning, effect, validity, termination, interpretation, performance, or enforcement of this Warrant) or any alleged breach thereof (including any action in tort, contract, equity, or otherwise), shall be resolved in accordance with the “Resolution of Disputes” provision of the Restructuring Agreement.

12.	Governing Law; Consent to Jurisdiction. This Warrant shall be governed, construed and enforced in accordance with the Laws of the State of Nevada, without application of the conflicts of laws provisions thereof. Subject to Section 11, each Party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a Party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Dallas County, Texas (the “Selected Courts”). Each Party hereto hereby irrevocably submits to the exclusive jurisdiction of the Selected Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Selected Courts, or such Selected Courts are improper or inconvenient venue for such proceeding. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof.

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13.	Waiver of Jury Trial; Exemplary Damages.

(a)	EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13(a).

(b)	Each of the Parties acknowledge that each has been represented in connection with the signing of the waiver set forth in Section 13(a) by independent legal counsel selected by the respective Party and that such Party has discussed the legal consequences and import of such waiver with legal counsel. Each of the Parties further acknowledge that each has read and understands the meaning of such waiver and grants such waiver knowingly, voluntarily, without duress and only after consideration of the consequences of this waiver with legal counsel.

(c)	IN NO EVENT WILL ANY PARTY BE LIABLE TO ANY OTHER PARTY UNDER OR IN CONNECTION WITH THIS WARRANT OR IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREIN FOR SPECIAL, GENERAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE OR EXEMPLARY DAMAGES, INCLUDING DAMAGES FOR LOST PROFITS OR LOST OPPORTUNITY, EVEN IF THE PARTY SOUGHT TO BE HELD LIABLE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

14.	Indemnification. The Company and the Holder agree that the indemnification provisions of the Restructuring Agreement shall apply to this Warrant.

15.	Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed by them in accordance with the terms hereof or were otherwise breached and that each Party hereto shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of the provisions hereof and to enforce specifically the terms and provisions hereof, without the proof of actual damages, in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, and agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that (a) the other Party has an adequate remedy at law, or (b) an award of specific performance is not an appropriate remedy for any reason at law or equity.

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16.	Miscellaneous.

(a)	Notices. Any notice or other communications required or permitted hereunder shall be given in accordance with the terms and conditions of the Restructuring Agreement.

(b)	Absolute Obligation. Except as expressly provided herein, no provision of this Warrant shall alter or impair the obligations of the Company, which are absolute and unconditional.

(c)	Lost or Mutilated Warrant. If this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Warrant, or in lieu of or in substitution for a lost, stolen or destroyed Warrant, a new Warrant so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of this Warrant, and of the ownership hereof reasonably satisfactory to the Company.

(d)	Attorneys’ Fees. In the event that any Party institutes any action or suit to enforce this Warrant or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

(e)	Severability. If any term or provision of this Warrant is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction, such determination shall not affect the validity or enforceability of the remaining terms and provisions hereof or thereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof or thereof is invalid, void or unenforceable, each of the Company and the Holder agrees that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision; to delete specific words or phrases; or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid, void or unenforceable term or provision.

(f)	Entire Agreement. This Warrant and the other Transaction Documents constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and negotiations, whether written or oral, of the Parties.

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(g)	Arm’s Length Bargaining; No Presumption Against Drafter. This Warrant has been negotiated at arm’s-length by parties of equal bargaining strength, each represented by counsel or having had but declined the opportunity to be represented by counsel and having participated in the drafting of this Warrant. This Warrant creates no fiduciary or other special relationship between the Parties, and no such relationship otherwise exists. No presumption in favor of or against any Party in the construction or interpretation of this Warrant or any provision hereof shall be made based upon which Person might have drafted this Warrant or such provision.

(h)	Amendment; Waiver. Other than as specifically set forth herein, this Warrant may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), only upon the written consent of the Company and the Holder.

(i)	Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and shall in no way be construed to define, limit, describe, explain, modify, amplify, or add to the interpretation, construction or meaning of any provision of, or scope or intent of, this Warrant nor in any way affect this Warrant.

(j)	Third Party Beneficiaries. This contract is strictly between the Parties and, except as specifically provided, no other Person and no director, officer, shareholder, employee, agent, independent contractor or any other Person shall be deemed to be a third-party beneficiary of this Warrant.

(k)	Currency. All dollar amounts are in U.S. dollars.

[SIGNATURE PAGE FOLLOWS]

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Issuance date: March 31, 2020

Ngen Technologies Holdings Corp.

By:	/s/ Ed Carter
Name:	Ed Carter
Title:	Chief Executive Officer

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NOTICE OF EXERCISE

To:	Ngen Technologies Holdings Corp.

Attention: Chief Executive Officer

THE UNDERSIGNED holder hereby exercises the right to purchase______________of the shares of Common Stock (“Warrant Shares”) of Ngen Technologies Holdings Corp., a Nevada corporation (the “Company”), evidenced by the attached copy of the Warrant to Purchase Shares of Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.	Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as (check one):

[ ]	a cash exercise with respect to___________________Warrant Shares; or

[ ]	by cashless exercise pursuant to the Warrant.

2.	Payment of Exercise Price. If cash exercise is selected above, the holder shall pay the applicable aggregate Exercise Price in the sum of $________________________to the Company in accordance with the terms of the Warrant.

3.	Delivery of Warrant Shares. The Company shall deliver to the holder___________________Warrant Shares, to:

(Print Name, Address and Social Security or Tax Identification Number)

If such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.

Dated:

Name:

By:
Name:
Title:

Exhibit C

Form of Redemption Agreement

STOCK REDEMPTION AGREEMENT

Dated as of March 31, 2020

This Stock Redemption Agreement (this “Agreement”), dated as of the date first set forth above (the “Effective Date”), is entered into by and between Ngen Technologies Holdings Corp., a Nevada corporation (the “Company”) and Broken Circuit Technologies, Inc., a Texas corporation (“Shareholder”). The Company and the Shareholder may be referred to herein individually as a “Party” and collectively as the “Parties.”

This Agreement is entered into pursuant to the Restructuring, Settlement and Release Agreement entered into by and between the Company, the Shareholder and the other parties thereto, dated as of March 31, 2020 (the “Restructuring Agreement”) and is subject to the terms and conditions therein. In the event of a conflict between the Restructuring Agreement and this Agreement, the terms and conditions of this Agreement shall control.

RECITALS

WHEREAS, Shareholder is the owner of 33,770,389 shares of common stock, par value $0.001 per share, of the Company (the “Shares”);

WHEREAS, pursuant to the terms and conditions of this Agreement, Shareholder desires to sell, and the Company desires to purchase, all of the Shareholder’s rights, title, and interest in and to all of the Shares as further described herein; and

WHEREAS, in connection with the redemption of the Shares, the Parties shall undertake such further actions as set forth herein.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

1. Agreement to Purchase and Sell. Subject to the terms and conditions of this Agreement, on the Effective Date, Shareholder shall sell, assign, transfer, convey, and deliver to the Company, and the Company shall accept and purchase, the Shares and any and all rights in the Shares to which Shareholder is entitled, and by doing so Shareholder shall be deemed to have assigned all of Shareholder’s rights, titles and interest in and to the Shares to the Company.

2. Consideration. The consideration for the acquisition of the Shares shall be the sum of $1.00 in total.

3. Closing. The purchase and sale of the Shares (the “Closing”) shall be held on the date hereof. At the Closing, Shareholder shall deliver to the Company the Stock Power as attached hereto as Exhibit A, duly endorsed by Shareholder; and the Company shall deliver to Shareholder a check in the amount of $1.00 as full payment therefor.

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4.	Representations and Warranties of the Shareholder. Shareholder represents and warrants to the Company as set forth below.

4.1.	Right and Title to Shares. Shareholder legally and beneficially owns the Shares and no other party has any rights therein or thereto. There are no liens or other encumbrances of any kind on the Shares and Shareholder has the sole right to dispose of the Shares. There are no outstanding options, warrants or other similar agreements with respect to the Shares.

4.2.	Organization and Standing. Shareholder is corporation organized and in good standing under the laws of the State of Texas and has all requisite power and authority to own its properties and conduct its business as it is now being conducted.

4.3.	Due Authority; No Violation. Shareholder has all requisite rights and authority or the capacity to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Shareholder, and no other proceedings on the part of Shareholder are necessary to authorize the execution, delivery and performance of this Agreement or the transactions contemplated hereby or thereby on the part of Shareholder. The execution, delivery and performance of this Agreement will not (x) violate, conflict with, or result in the breach, acceleration, default or termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions, or conditions of any material agreement or instrument to which Shareholder is a party or by which it or its assets may be bound or (y) constitute a violation of any material applicable law, rule or regulation, or of any judgment, order, injunctive award or decree of any governmental authority applicable to Shareholder or (z) conflict with, result in the breach or termination of any provision of, or constitute a default under (in each case whether with or without the giving of notice or the lapse of time, or both) Shareholder’s organizational or operating documents or any order, judgment, arbitration award, or decree to which such Shareholder is a party or by which it or any of its assets or properties are bound.

4.4.	Approvals. No approval, authority, or consent of or filing by Shareholder with, or notification to, any governmental authority, is necessary to authorize the execution and delivery of this Agreement or the consummation of the transactions contemplated herein.

4.5.	Enforceability. This Agreement has been duly executed and delivered by Shareholder and, assuming that this Agreement constitutes the legal, valid and binding obligation of the Company, constitutes the legal, valid, and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally.

5.	Representations and Warranties of the Company. The Company represents and warrants to Shareholder as set forth below.

5.1.	Organization and Standing. The Company is duly organized, validly existing, and in good standing under the laws of the State of Nevada and has all requisite power and authority to own its properties and conduct its business as it is now being conducted. The nature of the business and the character of the properties the Company owns or leases do not make licensing or qualification of the Company as a foreign entity necessary under the laws of any other jurisdiction, except to the extent such licensing or qualification have already been obtained.

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5.2.	Due Authority; No Violation. The Company has all requisite rights and authority or the capacity to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Company, and no other proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement or the transactions contemplated hereby or thereby on the part of the Company. The execution, delivery and performance of this Agreement will not (x) violate, conflict with, or result in the breach, acceleration, default or termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions, or conditions of any material agreement or instrument to which the Company is a party or by which it or its assets may be bound or (y) constitute a violation of any material applicable law, rule or regulation, or of any judgment, order, injunctive award or decree of any governmental authority applicable to the Company or (z) conflict with, result in the breach or termination of any provision of, or constitute a default under (in each case whether with or without the giving of notice or the lapse of time, or both) the Company’s organizational documents, or any order, judgment, arbitration award, or decree to which such the Company is a party or by which it or any of its assets or properties are bound.

5.3.	Approvals. No approval, authority, or consent of or filing by the Company with, or notification to, any governmental authority, is necessary to authorize the execution and delivery of this Agreement or the consummation of the transactions contemplated herein.

5.4.	Enforceability. This Agreement has been duly executed and delivered by the Company and, assuming that this Agreement constitutes the legal, valid and binding obligation of Shareholder, constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally.

6.	Covenants and Agreements.

6.1.	Each of the Parties, as promptly as practicable, shall make, or cause to be made, all filings and submissions under laws applicable to it and its affiliates, as may be required for it to consummate the transactions contemplated hereby and shall use its commercially reasonable efforts to obtain, or cause to be obtained, all other authorizations, approvals, consents and waivers from all persons and governmental authorities necessary to be obtained by it or its affiliates, in order for it to consummate such transactions, at the cost of the Party required to file or submit the same. Notwithstanding anything to the contrary herein, nothing herein shall require, or be construed to require, any Party to agree to hold separate or to divest any of the businesses, product lines or assets.

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6.2.	Each Party shall promptly inform the other Party of any material communication from any governmental authority regarding any of the transactions contemplated by this Agreement and shall promptly furnish the other Party with copies of substantive notices or other communications received from any third party or any governmental authority with respect to such transactions. Each Party shall agree on the content of any proposed substantive written communication or submission or any oral communication to any governmental authority. If any Party or any affiliate thereof receives a request for additional information or documentary material from any such governmental authority with respect to the transactions contemplated by this Agreement, then such Party will endeavor in good faith to make, or cause to be made, as soon as reasonably practicable and after consultation with the other Party, an appropriate response in compliance with such request. The Parties shall, to the extent practicable, provide the other Party and their counsel with advance notice of and the opportunity to participate in any substantive discussion, telephone call or meeting with any governmental authority in respect of any filing, investigation or other inquiry in connection with the transactions contemplated by this Agreement and to participate in the preparation for such discussion, telephone call or meeting, to the extent not prohibited by the governmental authority.

6.3.	Each of the Parties shall execute such documents and perform such further acts as may be reasonably required to carry out the provisions hereof and the actions contemplated hereby.

7.	Notices.

7.1.	Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by email, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

If to the Company, to:

Ngen Technologies Holdings Corp.

Attn: Chief Executive Officer

5430 LBJ Freeway, Suite 1200

Dallas, Texas 75240

Email: efc@ngen-tech.com

With a copy, which shall not constitute notice, to:

Anthony L.G., PLLC

Attn: John Cacomanolis

625 N. Flagler Drive, Suite 600

West Palm Beach, FL 33401

Email: jcacomanolis@anthonypllc.com

If to Shareholder, to the address of the Shareholder as set forth in the books and records of the Company.

7.2.	Any Party may change its address for notices hereunder upon notice to the other Party in the manner for giving notices hereunder.

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7.3.	Any notice hereunder shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by email with return receipt requested and received and (iv) three (3) Business Days after mailing, if sent by registered or certified mail

8.	Attorney’s Fees. In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

9.	Amendments; No Waivers; No Third-Party Beneficiaries.

9.1.	Other than as specifically set forth herein, this Agreement may be amended, modified, superseded, terminated or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the Parties.

9.2.	Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any Party of the performance of any obligation by another Party shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.

9.3.	Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any Party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a Party waives or otherwise affects any obligation of that Party or impairs any right of the Party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved Party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach

10.	No Consequential or Punitive Damages. Notwithstanding anything else contained herein, no Party shall seek, nor shall any Party be liable for, consequential, punitive or exemplary damages, under any tort, contract, equity, or other legal theory, with respect to any breach (or alleged breach) of this Agreement or any provision hereof or any matter otherwise relating hereto or arising in connection herewith, other than for any punitive damages actually ordered by a Governmental Authority and thereafter finally paid.

11.	Expenses. Unless otherwise contemplated or stipulated by this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense.

12.	Successors and Assigns; Benefit. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. No Party may assign (other than by operation of law following the Closing), delegate or otherwise transfer any of its rights or obligations under this Agreement without the written consent of the other Parties. Other than as specifically set forth herein nothing in this Agreement, expressed or implied, shall confer on any Person other than the Parties, and their respective successors and assigns, any rights, remedies, obligations, or Liabilities under or by reason of this Agreement.

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13.	Governing Law; Etc.

13.1.	This Agreement, and all matters based upon, arising out of or relating in any way to the transactions contemplated herein (the “Transactions”), including all disputes, claims or causes of action arising out of or relating to the Transactions as well as the interpretation, construction, performance and enforcement of the this Agreement, shall be governed by the laws of the United States and the State of Nevada, without regard to any jurisdiction’s conflict-of-laws principles.

13.2.	SUBJECT TO SECTION 14, ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE INSTITUTED SOLELY IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATES OF TEXAS, IN EACH CASE LOCATED IN DALLAS COUNTY, TEXAS, AND EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

13.3.	EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS, THE PERFORMANCE THEREOF OR THE FINANCINGS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.3.

14.	Resolution of Disputes. Any dispute, claim, or controversy arising out of or relating to this Agreement (including with respect to the meaning, effect, validity, termination, interpretation, performance, or enforcement of this Agreement) or any alleged breach thereof (including any action in tort, contract, equity, or otherwise), shall be resolved in accordance with the “Resolution of Disputes” provision of the Restructuring Agreement.

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15.	Specific Performance. Each Party agrees that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that each Party shall be entitled to seek specific performance of the terms hereof in addition to any other remedy at law or in equity.’

16.	Survival. The representations and warranties herein shall survive the Closing for a period of twelve (12) months from the Closing, and no claim for indemnification may be made after such time. All covenants and agreements in this Agreement will survive until fully performed; provided, however, that, nothing herein shall prevent a Party from making any claim hereunder, or relieve any other Party from any liability hereunder, after such time for any breach thereof.

17.	Severability. If any provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner adverse to any Party. Upon such determination that any provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

18.	Entire Agreement. This Agreement, the Restructuring Agreement and the other documents referenced herein and therein constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter hereof and thereof.

19.	Counsel. The Parties acknowledge and agree that Anthony L.G., PLLC (“Counsel”) has acted as legal counsel to the Company and to the Shareholder. Each of the Parties acknowledges and agrees that they are aware of, and have consented to, the Counsel acting as legal counsel to each Party, notwithstanding that Counsel has advised each of the Parties to retain separate counsel to review the terms and conditions of this Agreement and the other document referenced herein, and each Party has either waived such right freely or has otherwise sought such additional counsel as it has deemed necessary.

20.	Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that each Party need not sign the same counterpart. A facsimile copy or electronic transmission of a signature page shall be deemed to be an original signature page.

[Signature page follows]

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In witness whereof, the Parties have caused this Agreement to be duly executed effective as of the Effective Date.

Ngen Technologies Holdings Corp.

By:	/s/ Edward Carter
Name:	Edward Carter
Title:	Chief Executive Officer

Broken Circuit Technologies, Inc.

By:	/s/ Edward Carter
Name:	Edward Carter
Title:	Chief Executive Officer

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Exhibit A

Stock Power

Ngen Technologies Holdings Corp.

FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, Broken Circuit Technologies, Inc. (“Seller”) hereby assigns, transfers, and conveys to Ngen Technologies Holdings Corp., a Nevada corporation formerly named Liberated Solutions, Inc. (the “Company”), all of Seller’s right, title, and interest in and to thirty three million, seven hundred and seventy thousand, three hundred and eighty nine (33,770,389) shares of common stock, par value $0.001 per share, of the Company and hereby irrevocably appoints the Secretary and the Chief Executive Officer of the Company, and each of them, as Seller’s attorney-in-fact to transfer said shares on the books of the Company, with full power of substitution in the premises.

Date: March 31, 2020

Seller Name: Broken Circuit Technologies, Inc.

By:
Name:	Edward Carter
Title:	Chief Executive Officer

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